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                                                                 Exhibit 23


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form S-8, into the Company's previously filed Registration Statements on File No. 333-58619.

/s/Arthur Andersen

March 19, 2002